Filed under Rules 497(e) and 497(k)

Registration Nos. 002-83631

VALIC Company I

(the “Fund”)

Dynamic Allocation Fund

Supplement dated February 1, 2021

to the Fund’s Summary Prospectus and Prospectus dated

October 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Dynamic Allocation Fund – Investment Adviser,” in the table under the heading “Portfolio Managers,” references to Douglas Loeffler are hereby deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since

Andrew Sheridan Lead Portfolio Manager.	2021

Additionally, in the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the second paragraph under “SunAmerica Asset Management, LLC. (“SunAmerica”)” is deleted and replaced with the following:

Dynamic Allocation Fund is managed by Andrew Sheridan and Manisha Singh, CFA. Mr. Sheridan joined SunAmerica in 2003, and is Lead Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, he worked as an analyst in the research department at U.S. Trust and was in the market research division of Greenwich Associates. Mr. Sheridan received his B.A. from St. Lawrence University and his M.B.A. from the Anderson School of Management at the University of California at Los Angeles. His investment experience dates from 1999. Ms. Singh joined AIG in 2017 as Co-Portfolio Manager for Asset Allocation fund-of-funds. Prior to joining AIG, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in 2008, where she served as a portfolio manager for a suite of asset allocation portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts.

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